SELECTED STATEMENTS OF OPERATIONS DATA (Schedule Of Financial Expenses and Others, Net) (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017
Financial income:
Interest on deposits		$ 111	$ 111	$ 126
Foreign currency translation differences and derivatives	[1]	190	3,981	2,522
Total gross financial income		301	4,092	2,648
Financial expenses:
Bank charges and interest on loans		(3,787)	(4,597)	(4,830)
Foreign currency translation differences and derivatives		(2,627)	(5,844)	(3,707)
Others		(408)
Total gross financial expenses		(6,822)	(10,441)	(8,537)
Financial expenses and others, net		$ (6,521)	$ (6,349)	$ (5,889)

[1]	During 2018 the Company recorded $ 969 income upon collection of trade receivables balances from customer in Venezuela at a rate which was higher than the rate it could collect these receivables previously.